EXHIBIT 99.1

Donegal Group Inc. Announces Fourth Quarter and Full Year Earnings

MARIETTA, Pa., Feb. 20, 2008 (PRIME NEWSWIRE) -- Donegal Group Inc. (Nasdaq:DGICA) (Nasdaq:DGICB) today reported that its net income for the fourth quarter of 2007 was $10,796,583, or $.43 per share of Class A common stock on a diluted basis, compared to $11,045,651, or $.44 per share of Class A common stock on a diluted basis, reported for the fourth quarter of 2006.

The Company's net income reflected a continuation of the favorable underwriting results experienced in the prior two quarterly periods, with a modest increase in weather-related claims and a moderation in favorable prior accident year reserve development compared to the year-earlier period.

Revenues for the fourth quarter of 2007 were $86,890,271, an increase of 3.2% over the fourth quarter of 2006, with net premiums earned of $78,188,948, a 2.6% increase over the year-earlier period. Net premiums written for the fourth quarter of 2007 were relatively unchanged from net premiums written for the fourth quarter of 2006.

The Company's combined ratio was 90.5% for the fourth quarter of 2007, compared to 88.2% for the fourth quarter of 2006. The Company's loss ratio for the fourth quarter of 2007 was 58.4%, compared to 54.9% for the fourth quarter of 2006, reflecting the impact of the aforementioned weather and reserve development. The Company's expense ratio was 31.6% for the fourth quarter of 2007, compared to 32.8% for the fourth quarter of 2006, reflecting adjustments to the expected payout for underwriting-based incentive compensation costs and guaranty fund liabilities.

Net investment income increased slightly to $5,906,339 for the fourth quarter of 2007, compared to $5,895,564 reported for the fourth quarter of 2006. The Company continued to increase its tax-exempt municipal bond holdings throughout 2007 to obtain favorable after-tax yields.

Revenues for the full year 2007 were $340,618,294, an increase of 3.2% over the full year 2006, with net premiums earned of $310,071,534, a 2.9% increase over the year-earlier period. Net premiums written for the full year 2007 increased 2.0% over net premiums written for the full year 2006.

Net income for the year ended December 31, 2007 was $38,279,905, compared to $40,214,722 reported for the year ended December 31, 2006. On a diluted basis, net income per share of Class A common stock for the year ended December 31, 2007 was $1.53, compared to $1.60 for the year-earlier period. The Company's combined ratio for the full year 2007 was 91.3%, compared to the combined ratio of 89.0% posted for the full year 2006. The Company's loss ratio was 57.4% for the full year 2007, compared to 55.8% for the full year 2006, with the increase reflecting increased weather-related claim activity in the first quarter of 2007. The Company's expense ratio was 33.5% for the full year 2007, compared to 32.7% for the full year 2006, with the increase representing increased costs for the acquisition of new business and increased underwriting-based incentive compensation costs.

"We are pleased to report solid earnings for the fourth quarter, which contributed to 2007 being an excellent year for Donegal Group. Although current insurance market conditions are challenging, we are pleased that our underwriting focus has enabled us to deliver consistent underwriting profitability," stated Donald H. Nikolaus, President and Chief Executive Officer of Donegal Group Inc.

The Company's book value increased to $13.92 per common share at December 31, 2007, representing an increase of 9.6% over the Company's book value of $12.70 per common share at December 31, 2006.

The Company announced on January 29, 2008 that its board of directors and the board of directors of Donegal Mutual Insurance Company had each approved an amendment to the intercompany pooling between Donegal Mutual and Atlantic States Insurance Company, the Company's largest insurance subsidiary. Under the terms of the amendment, Atlantic State's share of the pooled business will increase from 70% to 80% effective March 1, 2008.

The Company will hold a conference call and webcast on Wednesday, February 20, 2008, beginning at 11:00 A.M. Eastern Time. You may participate in the conference call by calling 1-866-383-8009 (Passcode 71968128) or listen via the Internet by accessing the webcast link in the Investors area of the Company's web site at www.donegalgroup.com. An instant replay of the conference call will be available until February 27, 2008 by calling 1-888-286-8010 (Passcode 82473678).

Donegal Group Inc. is an insurance holding company whose insurance subsidiaries offer personal and commercial property and casualty lines of insurance in five Mid-Atlantic states (Delaware, Maryland, New Hampshire, New York and Pennsylvania), eight Southeastern states (Alabama, Georgia, Louisiana, North Carolina, South Carolina, Tennessee, Virginia and West Virginia) and five Midwestern states (Iowa, Nebraska, Ohio, Oklahoma and South Dakota).

All statements contained in this press release that are not historic facts are based on current expectations. Such statements are forward-looking in nature (as defined in the Private Securities Litigation Reform Act of 1995) and necessarily involve risks and uncertainties. Actual results could vary materially. The factors that could cause actual results to vary materially include, but are not limited to, the ability of the Company to maintain profitable operations, the adequacy of the Company's reserves for losses and loss adjustment expenses, business and economic conditions in the areas in which the Company operates, severe weather events, competition from various insurance and non-insurance businesses, terrorism, the availability and cost of reinsurance, legal and judicial developments, changes in regulatory requirements and other risks that are described from time to time in the Company's filings with the Securities and Exchange Commission. The Company disclaims any obligation to update such statements or to announce publicly the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

                          Donegal Group Inc.
                        Financial Highlights
                             (unaudited)

                                                Three Months Ended
                                                   December 31
                                            --------------------------
                                                2007          2006
                                            ------------  ------------

 Net premiums earned                         $78,188,948   $76,197,821
 Investment income, net of investment
  expenses                                     5,906,339     5,895,564
 Net realized investment gains                 1,397,394       794,798
 Total revenues                               86,890,271    84,203,995

 Net income                                  $10,796,583   $11,045,651

 Net income per common share:
  Class A common stock - basic               $      0.44   $      0.45
  Class A common stock - diluted             $      0.43   $      0.44
  Class B common stock - basic and diluted   $      0.39   $      0.40

                                              Year Ended December 31
                                            --------------------------
                                                2007          2006
                                            ------------  ------------

 Net premiums earned                        $310,071,534  $301,478,162
 Investment income, net of investment
  expenses                                    22,785,252    21,320,081
 Net realized investment gains                 2,051,050     1,829,539
 Total revenues                              340,618,294   329,967,034

 Net income                                 $ 38,279,905  $ 40,214,722

 Net income per common share:
  Class A common stock - basic              $       1.55  $       1.65
  Class A common stock - diluted            $       1.53  $       1.60
  Class B common stock - basic and diluted  $       1.39  $       1.48

                        Donegal Group Inc.
                  Consolidated Statements of Income
            (unaudited; in thousands, except share data)

                                                    Quarter Ended
                                                     December 31
                                              ------------------------
                                                 2007          2006
                                              -----------  -----------

 Net premiums earned                          $    78,189  $    76,198
 Investment income, net of investment
  expenses                                          5,906        5,895
 Net realized investment gains                      1,397          795
 Lease income                                         269          254
 Installment payment fees                           1,129        1,062
                                              -----------  -----------
   Total revenues                                  86,890       84,204
                                              -----------  -----------

 Net losses and loss expenses                      45,628       41,793
 Amortization of deferred policy acquisition
  costs                                            13,315       12,575
 Other underwriting expenses                       11,397       12,404
 Other expenses                                       400          564
 Policyholder dividends                               405          396
 Interest                                             724          740
                                              -----------  -----------
   Total expenses                                  71,869       68,472
                                              -----------  -----------

 Income before income tax expense                  15,021       15,732
 Income tax expense                                 4,225        4,686
                                              -----------  -----------

 Net income                                   $    10,796  $    11,046
                                              ===========  ===========

 Net income per common share:
   Class A common stock - basic               $      0.44  $      0.45
                                              -----------  -----------
   Class A common stock - diluted             $      0.43  $      0.44
                                              -----------  -----------
   Class B common stock - basic and diluted   $      0.39  $      0.40
                                              -----------  -----------

 Supplementary Financial Analysts' Data

 Weighted-average number of shares
  outstanding:
   Class A common stock - basic                19,717,747   19,618,252
                                              -----------  -----------
   Class A common stock - diluted              19,949,711   20,169,418
                                              -----------  -----------
   Class B common stock - basic and diluted     5,576,775    5,576,775
                                              -----------  -----------

 Net written premiums                         $    70,781  $    70,745
                                              -----------  -----------

 Book value per common share at end of
  period                                      $     13.92  $     12.70
                                              -----------  -----------

                         Donegal Group Inc.
                  Consolidated Statements of Income
             (unaudited; in thousands, except share data)

                                               Year Ended December 31
                                              ------------------------
                                                 2007          2006
                                              -----------  -----------

 Net premiums earned                          $   310,072  $   301,478
 Investment income, net of investment
  expenses                                         22,785       21,320
 Net realized investment gains                      2,051        1,830
 Lease income                                       1,060          982
 Installment payment fees                           4,650        4,357
                                              -----------  -----------
   Total revenues                                 340,618      329,967
                                              -----------  -----------

 Net losses and loss expenses                     177,784      168,421
 Amortization of deferred policy acquisition
  costs                                            51,205       48,595
 Other underwriting expenses                       52,726       49,971
 Other expenses                                     1,896        2,118
 Policyholder dividends                             1,273        1,438
 Interest                                           2,885        2,802
                                              -----------  -----------
   Total expenses                                 287,769      273,345
                                              -----------  -----------

 Income before income tax expense                  52,849       56,622
 Income tax expense                                14,569       16,407
                                              -----------  -----------

 Net income                                   $    38,280  $    40,215
                                              ===========  ===========

 Net income per common share:
   Class A common stock - basic               $      1.55  $      1.65
                                              -----------  -----------
   Class A common stock - diluted             $      1.53  $      1.60
                                              -----------  -----------
   Class B common stock - basic and diluted   $      1.39  $      1.48
                                              -----------  -----------

 Supplementary Financial Analysts' Data

 Weighted-average number of shares
  outstanding:
   Class A common stock - basic                19,685,674   19,391,664
                                              -----------  -----------
   Class A common stock - diluted              19,962,858   19,995,706
                                              -----------  -----------
   Class B common stock - basic and diluted     5,576,775    5,576,775
                                              -----------  -----------

 Net written premiums                         $   313,690  $   307,407
                                              -----------  -----------

 Book value per common share at end of
  period                                      $     13.92  $     12.70
                                              -----------  -----------

                         Donegal Group Inc.
                     Consolidated Balance Sheets
                           (in thousands)

                                            December 31,  December 31,
                                                2007          2006
                                            ------------  ------------
                                             (unaudited)

 ASSETS:
 Investments:
   Fixed maturities:
     Held to maturity, at amortized cost    $    154,290  $    169,178
     Available for sale, at fair value           336,318       331,670
   Equity securities, at fair value               36,361        36,812
   Investments in affiliates                       8,649         8,463
   Short-term investments, at cost, which
    approximates fair value                       70,252        45,214
                                            ------------  ------------
     Total investments                           605,870       591,338
 Cash                                              4,289           532
 Premiums receivable                              51,038        49,948
 Reinsurance receivable                           78,897        97,677
 Accrued investment income                         5,875         5,769
 Deferred policy acquisition costs                26,235        24,739
 Prepaid reinsurance premiums                     47,286        44,377
 Property and equipment, net                       5,608         5,146
 Deferred tax asset, net                           7,026         9,086
 Other assets                                      1,972         3,086
                                            ------------  ------------
     Total assets                           $    834,096  $    831,698
                                            ============  ============

                         Donegal Group Inc.
               Consolidated Balance Sheets (continued)
                           (in thousands)

                                            December 31,  December 31,
                                                2007          2006
                                            ------------  ------------
                                            (unaudited)

 LIABILITIES AND STOCKHOLDERS' EQUITY
 Liabilities:
   Losses and loss expenses                 $    226,432  $    259,022
   Unearned premiums                             203,431       196,903
   Accrued expenses                               12,313        12,754
   Subordinated debentures                        30,929        30,929
   Due to affiliate                                  242         1,567
   Other liabilities                               8,059         9,721
                                            ------------  ------------
    Total liabilities                            481,406       510,896
                                            ------------  ------------
 Stockholders' equity:
   Preferred stock                                    --            --
   Class A common stock                              202           198
   Class B common stock                               56            56
   Additional paid-in capital                    156,851       152,392
   Accumulated other comprehensive income          6,974         5,061
   Retained earnings                             193,807       163,987
   Treasury stock, at cost                        (5,200)         (892)
                                            ------------  ------------
     Total stockholders' equity                  352,690       320,802
                                            ------------  ------------
     Total liabilities and stockholders'
      equity                                $    834,096  $    831,698
                                            ============  ============

CONTACT:  Donegal Group Inc.
          Jeffrey D. Miller, Senior Vice President & Chief Financial
           Officer
          (717) 426-1931
          Fax: (717) 426-7009
          jeffmiller@donegalgroup.com